UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2010

UAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

77 W. Wacker Drive, Chicago, IL	60601
(Address of principal executive offices)	(Zip Code)

(312) 997-8000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 10, 2010, UAL Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The proposals submitted to the stockholders at the Annual Meeting were as follows:

•	Proposal 1 - the election of the members of the Company’s Board of Directors (the “Board”);

•	Proposal 2 - the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the 2010 fiscal year; and

•	Proposal 3 - the amendment of the Company’s Restated Certificate of Incorporation to extend the 5% ownership limit.

Each proposal is described in detail in the Company’s definitive proxy statement, which was filed with the Commission on April 30, 2010.

The voting results for each proposal, including the number of votes cast for, against or withheld, and the number of abstentions and non-votes, are set forth below. Each director nominee was re-elected, and the stockholders voted to approve Proposals 2 and 3.

Proposal 1 – Election of Directors

The Company’s stockholders elected thirteen director nominees to the Board. The holders of the Company’s common stock elected the eleven director nominees listed in the table below.

Director Nominee	For	Withheld	Non-Votes

Richard J. Almeida	126,235,942	6,024,741	19,374,390
Mary K. Bush	125,444,580	6,816,103	19,374,390
W. James Farrell	126,316,097	5,944,586	19,374,390
Jane C. Garvey	126,691,526	5,569,157	19,374,390
Walter Isaacson	126,507,423	5,753,260	19,374,390
Robert D. Krebs	126,425,421	5,835,262	19,374,390
Robert S. Miller	126,455,523	5,805,160	19,374,390
James J. O’Connor	126,301,842	5,958,841	19,374,390
Glenn F. Tilton	123,590,090	8,670,593	19,374,390
David J. Vitale	126,282,207	5,978,476	19,374,390
John H. Walker	126,385,371	5,875,312	19,374,390

In addition, the United Airlines Pilots Master Executive Council of the Air Line Pilots Association, International, the holder of the Company’s one share of Class Pilot MEC Junior Preferred Stock, elected Wendy J. Morse as the ALPA director, and the International Association of Machinists and Aerospace Workers, the holder of the Company’s one share of Class IAM Junior Preferred Stock, elected Stephen R. Canale as the IAM director.

Proposal 2 – Ratification of the Appointment of the Independent Registered Public Accountants for 2010

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for 2010.

For	Against	Abstained	Non-Votes

146,804,322	3,671,631	1,159,119	0

Proposal 3 – Amendment of the Restated Certificate of Incorporation to Extend the 5% Ownership Limit

The Company’s stockholders approved the amendment of the Company’s Restated Certificate of Incorporation to extend the 5% ownership limit.

For	Against	Abstained	Non-Votes

103,615,892	46,704,567	1,314,614	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

By:	/s/ Thomas J. Sabatino
Name:	Thomas J. Sabatino
Title:	Senior Vice President, General Counsel & Corporate Secretary

Date: June 10, 2010